PROVIDENT BANKSHARES CORPORATION

Provident Bankshares Corporation and Southern Financial Bancorp, Inc. have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”).

WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov). In addition, documents filed with the SEC by Provident Bankshares Corporation will be available free of charge from the Investor Relations Department at Provident Bankshares Corporation, 114 East Lexington Street, Baltimore, Maryland 21202. Documents filed with the SEC by Southern Financial Bancorp, Inc. will be available free of charge from the Investor Relations Department at Southern Financial Bancorp, Inc., 37 East Main Street, Warrenton, Virginia 20186.

The directors, executive officers, and certain other members of management of Provident Bankshares Corporation and Southern Financial Bancorp, Inc. may be soliciting proxies in favor of the merger from the companies’ respective shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to the most recent proxy statements issued by the respective companies, which are available on their web sites and at the addresses provided in the preceding paragraph.

FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISK FACTORS

This release, and the associated conference call, web cast, other written materials, and statements management may make, may contain certain forward-looking statements regarding the Company’s prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this release and the associated conference call and web cast: the ability of the companies to obtain the required shareholder or regulatory approvals of the merger; the ability of the companies to consummate the merger; the ability of Southern Financial to timely complete its acquisition of Essex Bancorp, Inc.; the ability to successfully integrate the companies following the merger; a materially adverse change in the financial condition of either company; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Other factors that could cause the actual results of the merger to differ materially from current expectations include a change in economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

HISTORY

THE PROVIDENT DISTINCTION

KEY STRATEGIES

SOUTHERN FINANCIAL MERGER

IMPROVE FINANCIAL FUNDAMENTALS

HISTORY

• 1886—Founded

• 1987—Converted to Commercial Bank

• 1993—Totally Free Checking/In-Store Branches

• 1997 – Citizen’s Savings Bank Merger

• 2004 – Southern Financial Merger

THE PROVIDENT

DISTINCTION

UNIQUE BY WHAT WE ARE

•$ 5.3 Billion in Assets

– “Right size bank” to know and serve our primary region

– Access to Executive Management

• Targeted to specific customers

– “Middle America” Consumer customer

– Small Business and Middle Market

– Sophisticated niche businesses (RE & Marine)

• Value-oriented products and delivery

– Convenient access

– Depth and breadth of products and services

KEY STRATEGIES

• Broaden Presence and Customer Base in Washington Metro and Virginia

• Grow Commercial Banking Market Share in the Maryland and Virginia Markets

• Focus Resources on Growth in Core Business Lines

• Improve Financial Fundamentals

BROADEN PRESENCE AND

CUSTOMER BASE IN WASHINGTON METRO AND

VIRGINIA

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

118

109

98 100

83

67

66

66 65

59

51

43

35

32

24

1999 2000 2001 2002 2003

VA/Wash Metro Baltimore

TOTAL AWARENESS

Baltimore Sub MD Virginia

CHECKING BALANCE GROWTH VA/WASHINGTON METRO

CONSUMER

$ 81

2001

$ 106

2002

$ 134

2003

$ 151

1Q04

Average Balances (millions)

COMMERCIAL

$ 49

2001

$ 100

2002

$ 160

2003

$ 156

1Q04

CAGR Consumer 2000-2003 28.60% CAGR Commercial 2000-2003 61.48%

GROW COMMERCIAL BANKING

MARKET SHARE IN THE MARYLAND AND VIRGINIA

MARKETS

CORE COMMERCIAL LOAN AND DEPOSIT/REPO GROWTH

LOANS

$ 1,076

$ 961

$ 856

$ 791

2001 2002 2003 1Q04

Baltimore VA/Wash

Average Balances (millions)

DEPOSIT/REPO

$ 426

2001

$ 579

2002

$ 680

2003

$ 708

1Q04

CAGR Loans 2000-2003 12.78% CAGR Dep/Repo 2000-2003 25.26%

FOCUS RESOURCES ON GROWTH IN CORE BUSINESS

LINES

CORE LOAN AND DEPOSIT GROWTH

CORE LOANS VS

TOTAL LOANS

$ 3.1

$ 2.7 $ 2.8

$ 2.6

$ 2.1

$ 1.9 $ 1.5 $ 1.7

74%

72%

62%

47%

2001 2002 2003 1Q04

Core Total

Average Balances (billions)

CORE DEPOSITS VS

TOTAL DEPOSITS

$ 3.6

$ 3.3

$ 3.1 $ 3.1

$ 2.8 $ 2.9

$ 2.7

$ 2.5

93%

90%

82%

71%

2001 2002 2003 1Q04

CAGR Total Loans 2000-2003 (6.27%)

CAGR Core Loans 2000-2003 16.55%

CAGR Total Deposits 2000-2003 (7.37%)

CAGR Core Deposits 2000-2003 6.78%

STRATEGIC MERGER

Southern Financial Bank

SOUTHERN FINANCIAL

BANCORP, INC

• Founded in 1986

• Headquartered in Warrenton, Virginia

•$ 1.5 Billion Assets*

• 33 Branches*

• Middle Market and Small Business focus; Leading SBA lender

*Including Essex-closed 2/29/04

TRANSACTION STRENGTHS

Strategic Fit

Cultural Compatibility

Financial Opportunity

STRATEGIC FIT

Continues Provident’s market share expansion in the high growth markets of Virginia

VIRGINIA:

STRONG BANKING MARKET

• Population: 7.4 million (12th

largest state)

• Projected Population Growth: 6.5% (14th highest

(‘03-’08) growth rate in the

nation)

• Median Household Income: $51,923 (13th highest

in the nation and

10% above the

national average)

• Median Household Income Growth: 14.4% (11th highest

(‘03-’08) growth rate in the

nation)

PRO FORMA FRANCHISE

Branches located in Maryland and Virginia’s best markets

PBKS Branches

SFFB Branches*

4—8% Projected Growth

+8% Projected Growth

* Southern Financial Bancorp, Inc. is pro forma for the pending acquisition of Essex Bancorp

County Demographics

STRATEGIC FIT

Adds significant competitive advantage for business banking companies with a powerful integrated suite of online banking services

CULTURAL COMPATABILITY

Customer oriented

Employee focused

Community supporter

Excellent credit quality

FINANCIAL OPPORTUNITY

• Accretive to GAAP and cash EPS in first full year of combined operations

• Identified, achievable cost savings

• Combined loan composition well-balanced

• Significant potential for retail loan and deposit growth

DEAL STRUCTURE

• Shares Issued: 7,747,395

• Seller Ownership: 29.9%

• Goodwill: $247 Million

• Cost Savings: 24.6%

DEAL STRUCTURE

(2) (1)

PBKS/ SFFB Mid-Atlantic Comps

Premium to Market: 19.4% 37.3%

Price / LTM Reported EPS: 22.9x 20.4x

Price / Estimated EPS: 19.0x 19.0x

Price / Book Value: 2.72x 2.88x

Price / Tangible Book Value: 3.40x 3.04x

Source: SNL Financial, Company Filings, Press Releases & KBW

Comparable Transactions include bank transactions greater than $50 million since 1/1/2002

(1) Includes selling companies headquartered in MD, NC, NJ, PA, SC or VA

(2) Southern Financial Bancorp, Inc. is pro forma for the pending acquisition of Essex Bancorp

Capital Recovery and Optimization Plan

• Liquidate $420 million low margin investment securities and associated debt

• Reduce scheduled investment purchases and borrowings through 2005

• Reduce scheduled acquired loan purchases beginning in 2005

Capital Recovery and Optimization Plan

• Trade off EPS in return for improved margin, ROA and capital ratios

• Meet analyst consensus estimates for third and fourth quarters and 2005

• Improve P/E multiple to be more reflective of peer group

Capital Recovery and Optimization Plan

Pro-forma Results

Before After

2004 Leverage Ratio 7.68% 8.21%

Tangible Capital Ratio 5.21% 5.45%

Investments /Avg. Ern. Assets 42% 39%

Wholesale Funding / Average

Earning Assets 42% 39%

2005 Leverage Ratio 7.76% 8.25%

Tangible Capital Ratio 5.84% 6.05%

Investments /Avg. Ern. Assets 39% 34%

Wholesale Funding / Average

Earning Assets 42% 37%

Capital Recovery and Optimization Plan

Pro-forma Results

Before After

2004 Pre-tax Income $ 101,884 $ 91,831

Earnings Per Share $ 2.23 $ 2.01

Net Interest Margin 3.31% 3.46%

Return on Assets 1.05% 0.99%

Return on Common Equity 13.65% 12.42%

2005 Pre-tax Income $ 125,666 $ 122,555

Earnings Per Share $ 2.49 $ 2.43

Net Interest Margin 3.47% 3.70%

Return on Assets 1.13% 1.18%

Return on Common Equity 13.27% 13.11%

IMPROVE FINANCIAL

FUNDAMENTALS

IMPROVE FINANCIAL

FUNDAMENTALS

CORE LOANS VS

TOTAL LOANS

$ 3.1

$ 2.7

$ 2.8

$ 2.6

$ 2.1

$ 1.9

$ 1.5 $ 1.7

74%

72%

62%

47%

2001 2002 2003 1Q04

Core Total

Average Balances (billions)

CORE DEPOSITS VS

TOTAL DEPOSITS

$ 3.6

$ 3.3

$ 3.1 $ 3.1

$ 2.8 $ 2.9

$ 2.7 $ 2.5 93%

90%

82%

71% 2001 2002 2003 1Q04

CAGR Total Loans 2000-2003 (6.27%)

CAGR Core Loans 2000-2003 16.55%

CAGR Total Deposits 2000-2003 (7.37%)

CAGR Core Deposits 2000-2003 6.78%

IMPROVE FINANCIAL

FUNDAMENTALS

NON PERFORMING LOANS

(Period End)

1.04%

$ 28.8

0.83% 0.80%

$ 21.1 $ 22.3 0.67%

$ 18.9

2001 2002 2003 1Q04

Other Non-Performing

Secured w/1-4 Family Residential

NET CHARGE OFFS

0.68%

$ 21.0

0.41%

$ 11.0

0.29%

$ 7.6 0.23%

$ 1.6

2001 2002 2003 1Q04

% of loans; $Millions

IMPROVE FINANCIAL

FUNDAMENTALS

NET INTEREST MARGIN

3.21%

3.19%

3.14%

2.89%

2001 2002 2003 1Q04

EFFICIENCY RATIO

67.64%

66.18%

65.96% 65.39%

2001 2002 2003 1Q04

IMPROVE FINANCIAL

FUNDAMENTALS

RETURN ON AVERAGE

ASSETS

1.00% 1.03% 0.99%

0.83%

2001 2002 2003 1Q04

00-03 Compound Annual Growth Rate 12%

RETURN ON AVERAGE

COMMON EQUITY

16.47%

16.22%

15.58%

14.05%

2001 2002 2003 1Q04

IMPROVE FINANCIAL

FUNDAMENTALS

LEVERAGE

8.44% 8.56%

7.13% 7.47%

2001 2002 2003 1Q04

TOTAL RISK-BASED CAPITAL

15.32% 15.38%

12.73%

11.09%

2001 2002 2003 1Q04

IMPROVE FINANCIAL

FUNDAMENTALS

DILUTED EARNINGS PER SHARE

$ 2.05

$ 1.88

$ 1.56

$ 0.51

2001 2002 2003 1Q04

CASH DIVIDEND

$ 0.79

2001

$ 1.00

$ 0.95

$ 0.87

2002 2003 2004*

*First quarter annualized

EQUITY SUMMARY TOTAL RETURN COMPARISON

75.21%

39.49% 43.54%

38.87%

29.19% 27.90%

3.41% 43.54%

Since 1/1/01 Since 1/1/02 Since 1/1/03 Since 1/1/04

SNL Bank Index PBKS

Through 3/31/04

INVESTMENT ATTRIBUTES

• Core balance sheet momentum

• Effective expansion strategy

• Growing market share in attractive markets

• Stable and improving credit quality

• Experienced management team

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Trish Ferrick: (540) 341-8073